                                             ANNUAL REPORT  |  December 31, 2002


                                                                      The Strong

                                                                       Discovery

                                                                         Fund II

                              [PHOTO APPEARS HERE]


Table of Contents

Investment Review

        Strong Discovery Fund II....................................... 2

Financial Information

        Schedule of Investments in Securities
             Strong Discovery Fund II.................................. 4
        Statement of Assets and Liabilities............................ 7
        Statement of Operations........................................ 8
        Statements of Changes in Net Assets............................ 9
        Notes to Financial Statements..................................10

Financial Highlights...................................................14

Report of Independent Accountants......................................15

Directors and Officers.................................................16


                                                                   [STRONG LOGO]

Strong Discovery Fund II
--------------------------------------------------------------------------------

Your Fund's Approach

The Strong Discovery Fund II seeks capital growth. It invests, under normal conditions, in securities that its managers believe offer attractive opportunities for growth. The Fund usually invests in a diversified portfolio of common stocks from small-, medium-, and large-capitalization companies. These are chosen through a combination of in-depth fundamental analysis of a company's financial reports and direct, on-site research during company visits. When the managers believe market conditions favor fixed income investments, they have the flexibility to invest up to 100% of the Fund's assets in bonds. The Fund would primarily invest in intermediate- and long-term, investment-grade bonds. The Fund may also invest up to 25% of its net assets in foreign securities. The managers may sell a holding if its growth potential or fundamental qualities change.

                    Growth of an Assumed $10,000 Investment+
                             From 4-8-92 to 12-31-02

                             [CHART APPEARS HERE]

                The Strong     Russell      Lipper Mid-Cap
                Discovery      2000(R)        Core Funds
                 Fund II       Index*           Index*
Apr 92           $10,000       $10,000          $10,000
Dec 92           $10,887       $11,377          $11,447
Dec 93           $13,285       $13,525          $13,429
Dec 94           $12,569       $13,278          $13,338
Dec 95           $17,001       $17,056          $16,718
Dec 96           $17,138       $19,870          $19,713
Dec 97           $19,090       $24,313          $24,094
Dec 98           $20,476       $23,694          $25,968
Dec 99           $21,518       $28,731          $33,290
Dec 00           $22,464       $27,863          $35,372
Dec 01           $23,381       $28,555          $33,639
Dec 02           $20,572       $22,706          $27,795

+ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Russell 2000(R) Index and the Lipper Mid-Cap Core Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. To equalize time periods, the indexes' performances were prorated for the month of May 1992.

  The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

The Fund finished the year decidedly ahead of its broad-based benchmark, the Russell 2000(R), and ahead of its peer benchmark, the Lipper Mid-Cap Core Funds Index. The Fund's defensive positioning was largely responsible for its losses being considerably smaller than those of its benchmark. Our investment strategy allowed the Fund to participate in the recovery of mid-cap stocks in March, October, and November, but more important, it protected the Fund during the year's most volatile down periods in June, July and September.

Investor confidence waned

Several market factors affected the Fund in 2002. The largest of these was a loss of investor trust in companies and the markets, spawned by boardroom scandals at Enron and other high-flying companies. Investors grew increasingly suspicious of most public companies, particularly those with perceived aggressive accounting practices. Many public companies in the same or related industries as companies making news headlines for scandalous activity also saw their stock prices become depressed --even if they were not guilty of any misdeeds themselves. The negative market impact of this lack of trust was exacerbated by fears of terrorism and the threat of a war in the Middle East.

In addition, investor hopes for a capital spending rebound were dashed as companies instead tightened their purse strings, discouraged by a persistently weak economy. Investors were disappointed, with repercussions on the valuations of a wide range of companies, including those in commodities, chemicals, capital goods, and software. Unfortunately, our holdings in these sectors were not immune to the downdraft.

Finally, investors began to perceive debt as a very unpleasant four-letter word in 2002. Companies that depended on the capital markets to meet funding needs discovered that additional capital came at a very high cost -- or simply wasn't available at all. As a result, several high-profile companies eventually wiped out or severely diluted equity holders. In fact, 7 of the 12 largest U.S. bankruptcies ever recorded occurred in 2002. Our focus on investing in companies with manageable debt levels and healthy free cash flow mitigated the impact of this situation on the Fund.

Sector weightings aided performance

In this turbulent market environment, we maintained a consistent underweight of stocks in the sectors that participated most in the late-1990s market bubble: technology, biotechnology, and telecommunication. By avoiding a number of stocks in these sectors and selectively investing in companies with strong competitive positions, the Fund partially protected investors from some of the strongest downdrafts, particularly in the second and third quarters.

Factors that hurt biotech stocks included the failure of several significant drugs to pass the Food and Drug Administration review process, and a leadership vacuum at the FDA. The quality of the balance sheets at many companies in the sector deteriorated substantially over the year. We largely avoided telecommunication investments because of their problems with chronic overcapacity, weak pricing, and highly leveraged balance sheets.

On the positive side, the healthcare sector provided the Fund with solid investment opportunities, specifically in the services and instruments areas. Our holdings in these stocks had a positive impact on performance.

In summary, our research-intensive investment process helped us to avoid some stocks that presented high-risk situations. With respect to our relative and absolute performance, this turned out to be as important as -- if not more important than -- the positions we owned in 2002.

Slow improvement expected in 2003

Entering 2003, we are cautiously optimistic that the worst of the bear market has passed. Investor expectations have been reset to more moderate levels, while corporate debt and cost structures have begun to improve. We continue to favor companies that have visible earnings streams, long public track records, conservative balance sheets, and high returns on capital.

We believe that 2003 will likely be characterized by slow but improving growth, high volatility, and a return to a stock-picker's market. Lower equity valuations should make it easier to find a balance between investment risk and potential reward in the coming year. Finally, we are hopeful that corporations could unleash some of their pent-up capital spending in late 2003 or early 2004, making long-delayed expenditures that could benefit technology infrastructure and software companies.

We appreciate your investment in the Strong Discovery Fund II.

Thomas J. Pence
Portfolio Co-Manager

Nicholas B. Truitt
Portfolio Co-Manager

Average Annual Total Returns/1/
As of 12-31-02

------------------------------------------

   1-year                          -12.02%

   3-year                           -1.49%

   5-year                            1.51%

   10-year                           6.57%

   Since Fund Inception              7.01%
   (5-8-92)

Equity funds are volatile investments and should only be considered for long-term goals.

/1/ The Fund's returns include the effect of deducting Fund expenses but do not include charges and expenses attributable to any particular insurance product. Excluding such fees and expenses from the Fund's return quotations has the effect of increasing performance quoted.

* The Russell 2000(R) Index is an unmanaged index generally representative of the U.S. market for small capitalization stocks. The Lipper Mid-Cap Core Funds Index is an equally weighted performance index of the 30 largest funds in this Lipper category. Source of the Russell index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.


SCHEDULE OF INVESTMENTS IN SECURITIES                          December 31, 2002
--------------------------------------------------------------------------------

                            STRONG DISCOVERY FUND II

                                                     Shares or
                                                     Principal        Value
                                                      Amount         (Note 2)
--------------------------------------------------------------------------------
Common Stocks 89.0%
Aerospace - Defense Equipment 1.2%
Alliant Techsystems, Inc. (b)                           16,720     $  1,042,492

Banks - Money Center 0.5%
Citigroup, Inc.                                         12,000          422,280

Banks - Northeast 2.7%
Mercantile Bankshares Corporation                       24,400          941,596
North Fork Bancorporation, Inc.                         40,590        1,369,507
                                                                   ------------
                                                                      2,311,103

Banks - Super Regional 3.3%
Mellon Financial Corporation                            40,000        1,044,400
Northern Trust Company                                  17,900          627,395
SouthTrust Corporation                                  46,500        1,155,525
                                                                   ------------
                                                                      2,827,320

Beverages - Alcoholic 0.6%
Brown Forman Corporation Class B                         8,400          549,024

Beverages - Soft Drinks 0.6%
Cott Corporation (b)                                    29,050          517,671

Building Products - Wood 1.2%
Rayonier, Inc.                                          23,400        1,058,850

Chemicals - Basic 0.4%
The Dow Chemical Company                                10,570          313,929

Chemicals - Fertilizers 1.2%
Agrium, Inc.                                            87,400          988,494

Chemicals - Specialty 1.4%
Air Products & Chemicals, Inc.                          19,900          850,725
Millennium Chemicals, Inc.                              35,700          339,864
                                                                   ------------
                                                                      1,190,589

Commercial Services - Schools 0.5%
Apollo Group, Inc. Class A (b)                           9,170          403,480

Commercial Services - Staffing 0.5%
Robert Half International, Inc. (b)                     26,445          426,029

Computer - Manufacturers 0.7%
Apple Computer, Inc. (b)                                43,200          619,056

Computer - Services 0.4%
Veridian Corporation (b)                                16,800          358,512

Computer Software - Enterprise 1.6%
BMC Software, Inc. (b)                                  23,930          409,442
Oracle Systems Corporation (b)                          28,780          310,824
PeopleSoft, Inc. (b)                                    15,210          278,343
SAP AG Sponsored ADR                                    18,310          357,045
                                                                   ------------
                                                                      1,355,654

Computer Software - Financial 1.1%
Intuit, Inc. (b)                                        19,500          914,940

Cosmetics - Personal Care 0.5%
The Gillette Company                                    12,640          383,750

Diversified Operations 3.0%
Alleghany Corporation (b)                                7,045        1,250,488
Berkshire Hathaway, Inc. Class B (b)                        35           84,805
3M Co.                                                   3,900          480,870
Wesco Financial Corporation                              2,305          714,435
                                                                   ------------
                                                                      2,530,598

Electrical - Control Instruments 0.3%
Parker-Hannifin Corporation                              4,610          212,659

Electrical - Equipment 1.0%
Baldor Electric Company                                 17,200          339,700
Regal-Beloit Corporation                                24,690          511,083
                                                                   ------------
                                                                        850,783

Electronics - Semiconductor Equipment 1.6%
KLA-Tencor Corporation (b)                              39,280        1,389,334

Electronics - Semiconductor
  Manufacturing 1.9%
Maxim Integrated Products, Inc.                         20,250          669,060
Microchip Technology, Inc.                              15,990          390,956
Texas Instruments, Inc.                                 34,705          520,922
                                                                   ------------
                                                                      1,580,938

Electronics Products - Miscellaneous 0.5%
Jabil Circuit, Inc. (b)                                 22,750          407,680

Finance - Consumer/Commercial Loans 0.8%
SLM Corporation                                          6,860          712,480

Finance - Equity REIT 1.0%
Vornado Realty Trust                                    22,250          827,700

Finance - Investment Brokers 2.0%
Legg Mason, Inc.                                        15,010          728,585
Lehman Brothers Holdings, Inc.                          17,840          950,694
                                                                   ------------
                                                                      1,679,279

Finance - Investment Management 2.1%
Neuberger Berman, Inc.                                  34,600        1,158,754
SEI Investments Company                                 22,100          600,678
                                                                   ------------
                                                                      1,759,432

Finance - Publicly Traded
  Investment Funds - Equity 5.4%
Biotech Holders Trust                                   23,405        1,979,127
iShares Dow Jones U.S. Utilities
  Sector Index Fund                                     19,800          948,024
Nasdaq-100 Shares (b)                                   67,670        1,651,148
                                                                   ------------
                                                                      4,578,299

Finance - Publicly Traded Investment
  Funds-Equity (Non 40 Act) 3.5%
Retail Holders Trust                                    13,970          973,290
Software Holders Trust                                  45,955        1,240,325
Utilities Holders Trust                                 11,200          718,480
                                                                   ------------
                                                                      2,932,095

Financial Services - Miscellaneous 0.7%
American Express Company                                16,710          590,699

Food - Miscellaneous Preparation 1.7%
McCormick & Company, Inc.                               61,930        1,436,776

Household - Audio/Video 0.6%
Harman International Industries, Inc.                    8,065          479,867


SCHEDULE OF INVESTMENTS IN SECURITIES (continued)              December 31, 2002
--------------------------------------------------------------------------------

                      STRONG DISCOVERY FUND II (continued)

                                                     Shares or
                                                     Principal        Value
                                                      Amount         (Note 2)
--------------------------------------------------------------------------------
Insurance - Accident & Health 1.3%
AFLAC, Inc.                                             36,840     $  1,109,621

Insurance - Brokers 0.7%
Willis Group Holdings, Ltd. (b)                         19,350          554,765

Insurance - Property/Casualty/Title 3.7%
Cincinnati Financial Corporation                        30,125        1,131,194
Markel Corporation (b)                                   4,200          863,100
White Mountains Insurance Group, Ltd.                    3,600        1,162,800
                                                                   ------------
                                                                      3,157,094

Leisure - Hotels & Motels 1.6%
Hilton Hotels Corporation                              107,560        1,367,088

Leisure - Services 1.2%
The Walt Disney Company                                 60,780          991,322

Machinery - Farm 1.1%
AGCO Corporation (b)                                    25,250          558,025
Deere & Company                                          7,300          334,705
                                                                   ------------
                                                                        892,730

Machinery - General Industrial 2.2%
Ingersoll-Rand Company Class A                          24,120        1,038,607
Sauer-Danfoss, Inc.                                      7,800           61,620
Tennant Company                                         22,600          736,760
                                                                   ------------
                                                                      1,836,987

Media - Cable TV 0.3%
Liberty Media Corporation Series A (b)                  24,000          214,560

Media - Newspapers 1.5%
Lee Enterprises, Inc.                                   17,360          581,907
The E.W. Scripps Company Class A                         8,700          669,465
                                                                   ------------
                                                                      1,251,372

Media - Radio/TV 0.7%
The Liberty Corporation                                 11,800          457,840
Viacom, Inc. Class B (b)                                 4,130          168,339
                                                                   ------------
                                                                        626,179

Medical - Biomedical/Genetics 1.1%
Gilead Sciences, Inc. (b)                               12,900          438,600
Millennium Pharmaceuticals, Inc. (b)                    63,730          506,016
                                                                   ------------
                                                                        944,616

Medical - Ethical Drugs 2.4%
Allergan, Inc.                                           9,060          522,037
Forest Laboratories, Inc. (b)                            3,310          325,108
Eli Lilly & Company                                     19,010        1,207,135
                                                                   ------------
                                                                      2,054,280

Medical - Generic Drugs 0.6%
Teva Pharmaceutical Industries, Ltd. ADR                12,700          490,347

Medical - Health Maintenance
  Organizations 1.5%
Anthem, Inc. (b)                                        20,790        1,307,691

Medical - Hospitals 1.8%
Community Health Systems, Inc. (b)                      52,380        1,078,504
Universal Health Services, Inc. Class B (b)              9,810          442,431
                                                                   ------------
                                                                      1,520,935

Medical - Instruments 0.1%
Steris Corporation (b)                                   3,720           90,210

Medical - Products 0.7%
Zimmer Holdings, Inc. (b)                               14,605          606,400

Medical - Wholesale Drugs/Sundries 0.7%
Cardinal Health, Inc.                                   10,200          603,738

Medical/Dental - Supplies 1.0%
Dentsply International, Inc.                            23,730          883,681

Metal Ores - Gold/Silver 0.4%
Newmont Mining Corporation
  Holding Company                                       12,175          353,440

Metal Ores - Miscellaneous 0.5%
Inco, Ltd. (b)                                          18,440          391,297

Oil & Gas - Drilling 2.4%
Diamond Offshore Drilling, Inc.                         20,950          457,758
GlobalSantaFe Corporation                               33,610          817,395
Nabors Industries, Ltd. (b)                             22,460          792,164
                                                                   ------------
                                                                      2,067,317

Oil & Gas - Field Services 1.0%
Tidewater, Inc.                                         28,200          877,020

Oil & Gas - International Integrated 0.5%
Murphy Oil Corporation                                  10,560          452,496

Oil & Gas - Machinery/Equipment 1.0%
Grant Prideco, Inc. (b)                                 13,500          157,140
Weatherford International, Ltd. (b)                     16,340          652,456
                                                                   ------------
                                                                        809,596

Oil & Gas - United States
  Exploration & Production 2.0%
Apache Corporation                                       8,200          467,318
Devon Energy Corporation                                 7,600          348,840
Ocean Energy, Inc.                                      12,495          249,525
Pioneer Natural Resources Company (b)                   24,550          619,887
                                                                   ------------
                                                                      1,685,570

Paper & Paper Products 5.0%
Boise Cascade Corporation                               17,200          433,784
Domtar, Inc.                                            74,730          751,784
International Paper Company                             39,100        1,367,327
Smurfit-Stone Container Corporation (b)                109,990        1,692,856
                                                                   ------------
                                                                      4,245,751

Pollution Control - Services 0.3%
Stericycle, Inc. (b)                                     7,520          243,490

Real Estate Development 0.3%
Consolidated-Tomoka Land Company                        14,800          284,900

Retail - Apparel/Shoe 1.8%
Abercrombie & Fitch Company Class A (b)                 20,810          425,773
The Gap, Inc.                                           30,760          477,395
Nordstrom, Inc.                                         33,690          639,099
                                                                   ------------
                                                                      1,542,267

Retail - Consumer Electronics 0.1%
Electronics Boutique Holdings Corporation (b)            6,190           97,864

Retail - Home Furnishings 0.3%
Bed Bath & Beyond, Inc. (b)                              6,310          217,884

Retail - Major Discount Chains 0.4%
Costco Wholesale Corporation (b)                        10,800          303,048


SCHEDULE OF INVESTMENTS IN SECURITIES (continued)              December 31, 2002
--------------------------------------------------------------------------------

                      STRONG DISCOVERY FUND II (continued)

                                                     Shares or
                                                     Principal        Value
                                                      Amount         (Note 2)
--------------------------------------------------------------------------------
Retail - Restaurants 0.7%
P.F. Chang's China Bistro, Inc. (b)                     11,980     $    434,874
Sonic Corporation (b)                                    9,400          192,606
                                                                   ------------
                                                                        627,480

Retail/Wholesale - Computer/Cellular 0.2%
Tech Data Corporation (b)                                6,720          181,171

Telecommunications - Equipment 0.2%
Nokia Corporation Sponsored ADR                          9,680          150,040

Tobacco 0.6%
UST, Inc.                                               15,900          531,537

Transportation - Airline 0.8%
Delta Air Lines, Inc.                                   55,650          673,365

Transportation - Truck 0.5%
Heartland Express, Inc. (b)                             19,680          450,888

Trucks & Parts - Heavy Duty 1.3%
Cummins, Inc.                                           32,970          927,446
Navistar International Corporation (b)                   8,685          211,132
                                                                   ------------
                                                                      1,138,578
-------------------------------------------------------------------------------
Total Common Stocks (Cost $76,947,604)                               75,480,407
-------------------------------------------------------------------------------
Short-Term Investments (a) 13.5%
Repurchase Agreements
ABN AMRO Inc. (Dated 12/31/02), 1.25%,
  Due 1/02/03 (Repurchase proceeds $9,000,625);
  Collateralized by: United States Government
  & Agency Issues (c)                              $ 9,000,000        9,000,000
State Street Bank (Dated 12/31/02), 1.00%,
  Due 1/02/03 (Repurchase proceeds $2,402,133);
  Collateralized by: United States Government
  & Agency Issues (c)                                2,402,000        2,402,000
-------------------------------------------------------------------------------
Total Short-Term Investments (Cost $11,402,000)                      11,402,000
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Total Investments in Securities (Cost $88,349,604) 102.5%            86,882,407
Other Assets and Liabilities, Net (2.5%)                             (2,121,902)
-------------------------------------------------------------------------------
Net Assets 100.0%                                                  $ 84,760,505
===============================================================================

LEGEND
-------------------------------------------------------------------------------
(a) Short-term investments include any security which has a remaining maturity of less than one year.
(b) Non-income producing security.
(c) See Note 2(J) of Notes to Financial Statements.

Percentages are stated as a percent of net assets.


                       See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
December 31, 2002


                                                                      Strong Discovery
                                                                          Fund II
                                                                      ----------------
Assets:
  Investments in Securities, at Value (Cost of $88,349,604)
    (Including Repurchase Agreements of $11,402,000)                    $ 86,882,407
  Receivable for Securities Sold                                             506,622
  Dividends and Interest Receivable                                           77,340
  Collateral for Securities on Loan                                        7,565,161
  Other Assets                                                                10,594
                                                                        ------------
  Total Assets                                                            95,042,124

Liabilities:
  Payable for Securities Purchased                                         2,688,479
  Payable Upon Return of Securities on Loan                                7,565,161
  Accrued Operating Expenses and Other Liabilities                            27,979
                                                                        ------------
  Total Liabilities                                                       10,281,619
                                                                        ------------
Net Assets                                                              $ 84,760,505
                                                                        ============

Net Assets Consist of:
  Capital Stock (Par Value and Paid-in Capital)                         $102,493,604
  Undistributed Net Investment Income (Loss)                                      --
  Undistributed Net Realized Gain (Loss)                                 (16,265,902)
  Net Unrealized Appreciation (Depreciation)                              (1,467,197)
                                                                        ------------
  Net Assets                                                            $ 84,760,505
                                                                        ============

Capital Shares Outstanding (Unlimited Number Authorized)                   9,330,124

Net Asset Value Per Share                                               $       9.08
                                                                        ============

                       See Notes to Financial Statements.

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended December 31, 2002


                                                                       Strong Discovery
                                                                           Fund II
                                                                       ----------------
Income:
  Dividends (net of foreign withholding taxes of $2,891)                  $   902,798
  Interest                                                                    188,795
                                                                          -----------
  Total Income                                                              1,091,593

Expenses:
  Investment Advisory Fees                                                  1,016,008
  Custodian Fees                                                               52,441
  Shareholder Servicing Costs                                                 152,287
  Other                                                                        32,988
                                                                          -----------
  Total Expenses before Expense Offsets                                     1,253,724
  Expense Offsets (Note 4)                                                    (41,667)
                                                                          -----------
  Expenses, Net                                                             1,212,057
                                                                          -----------
Net Investment Income (Loss)                                                 (120,464)

Realized and Unrealized Gain (Loss):
  Net Realized Gain (Loss) on:
    Investments                                                            (9,495,771)
    Foreign Currencies                                                              6
                                                                          -----------
    Net Realized Gain (Loss)                                               (9,495,765)
  Net Change in Unrealized Appreciation/Depreciation on Investments        (3,699,293)
                                                                          -----------
Net Gain (Loss) on Investments                                            (13,195,058)
                                                                          -----------
Net Increase (Decrease) in Net Assets Resulting from Operations          ($13,315,522)
                                                                          ===========

                       See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                  Strong Discovery Fund II
                                                                                ----------------------------
                                                                                  Year Ended     Year Ended
                                                                                Dec. 31, 2002  Dec. 31, 2001
                                                                                -------------  -------------
Operations:
  Net Investment Income (Loss)                                                 ($    120,464) ($    272,879)
  Net Realized Gain (Loss)                                                        (9,495,765)    (2,869,871)
  Net Change in Unrealized Appreciation/Depreciation                              (3,699,293)     6,540,159
                                                                                ------------   ------------
  Net Increase (Decrease) in Net Assets Resulting from Operations                (13,315,522)     3,397,409

Distributions:
  From Net Investment Income:                                                             --       (914,073)
  From Net Realized Gains:                                                                --    (23,624,016)
                                                                                ------------   ------------
  Total Distributions                                                                     --    (24,538,089)

Capital Share Transactions:
  Proceeds from Shares Sold                                                       13,847,869     40,869,451
  Proceeds from Reinvestment of Distributions                                             --     24,538,089
  Payment for Shares Redeemed                                                    (37,266,570)   (58,650,712)
                                                                                ------------   ------------
  Net Increase (Decrease) in Net Assets from Capital Share Transactions          (23,418,701)     6,746,828
                                                                                ------------   ------------
Total Increase (Decrease) in Net Assets                                          (36,734,223)   (14,393,852)

Net Assets:
  Beginning of Year                                                              121,494,728    135,888,580
                                                                                ------------   ------------
  End of Year                                                                   $ 84,760,505   $121,494,728
                                                                                ============   ============
  Undistributed Net Investment Income (Loss)                                    $         --   $         --

Transactions in Shares of the Fund:
  Sold                                                                             1,445,811      3,722,914
  Issued in Reinvestment of Distributions                                                 --      2,234,798
  Redeemed                                                                        (3,882,996)    (5,631,918)
                                                                                ------------   ------------
  Net Increase (Decrease) in Shares of the Fund                                   (2,437,185)       325,794
                                                                                ============   ============

                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
December 31, 2002

1.   Organization
     Strong Discovery Fund II (a series of Strong Variable Insurance Funds, Inc.) is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund offers and sells its shares only to separate accounts of insurance companies for the purpose of funding variable annuity and variable life insurance contracts. At December 31, 2002, approximately 97% of the Fund's shares were owned by the separate accounts of one insurance company.

2.   Significant Accounting Policies

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     (A) Security Valuation -- Securities of the Fund are valued each business day at the last sales price or the mean of the bid and asked prices when no last sales price is available.

          Securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Occasionally, events affecting the value of foreign investments and exchange rates occur between the time at which those items are determined and the close of trading on the New York Stock Exchange. Such events would not normally be reflected in a calculation of the Fund's net asset values on that day. If events that materially affect the value of the Fund's foreign investments or the foreign currency exchange rates occur during such period, the investments will be valued at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities that are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value. The Fund may own certain investment securities that are restricted as to resale or are deemed illiquid. Illiquid securities are either Section 4(2) commercial paper, are eligible for resale pursuant to Rule 144A under the Securities Act of 1933, or have been deemed illiquid based upon guidelines established by the Fund's Board of Directors. These securities are valued after giving due consideration to pertinent factors, such as recent private sales, market conditions and the issuer's financial performance. The Fund generally bears the costs, if any, associated with the disposition of restricted and illiquid securities. The Fund held no restricted or illiquid securities at December 31, 2002.

     (B) Federal Income and Excise Taxes and Distributions to Shareholders -- The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is recorded.

          Undistributed income or net realized gains for financial statement purposes may differ from federal income tax purposes due to differences in the timing, recognition and characterization of income, expense and capital gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. The Fund may utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction.

          The Fund generally pays dividends from net investment income and distributes net capital gains, if any, that it realizes at least annually.

     (C) Realized Gains and Losses on Investment Transactions -- Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined on a first-in, first-out basis.

     (D) Certain Investment Risks -- The Fund may utilize derivative instruments including options, futures and other instruments with similar characteristics to the extent that they are consistent with the Fund's investment objectives and limitations. The Fund intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, foreign currencies or interest rates. The use of these instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations.

          Investments in foreign-denominated assets or forward currency contracts may involve greater risks than domestic investments due to currency, political, economic, regulatory and market risks.

     (E) Futures -- Upon entering into a futures contract, the Fund pledges to the broker cash or other investments equal to the minimum "initial margin" requirements of the exchange. The Fund designates liquid securities as collateral on open futures contracts. The Fund also receives from or pays to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (F) Options -- The Fund may write put or call options. Premiums received by the Fund upon writing put or call options are recorded as an asset with a corresponding liability that is subsequently adjusted to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses. When an option is closed, expired or exercised, the Fund realizes a gain or loss and the liability is eliminated. The Fund continues to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received. The Fund designates liquid securities as collateral on open options contracts.

     (G) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted daily to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

     (H) Forward Foreign Currency Exchange Contracts -- Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (I) Short Positions -- The Fund may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. The Fund is liable for any dividends payable on securities while those securities are in a short position. If the Fund sells securities short while also holding the long position, it may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises. If the Fund sells securities short when not holding the long position, it will experience a loss if the market price of the security increases between the date of the short sale and the date the security in replaced.

     (J) Repurchase Agreements -- The Fund may enter into repurchase agreements with institutions that the Fund's investment advisor, Strong Capital Management, Inc. ("the Advisor"), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost, which approximates fair value. The Fund requires that the collateral, represented by securities (primarily U.S. government securities), in a repurchase transaction be maintained in a segregated account with a custodian bank in a manner sufficient to enable the Fund to obtain those securities in the event of a default of the counterparty. On a daily basis, the Advisor monitors the value of the collateral, including accrued interest, to ensure it is at least equal to the amount owed to the Fund under each repurchase agreement.

     (K) Directed Brokerage -- The Fund directs certain portfolio trades to brokers who, in turn, pay a portion of the Fund's expenses. Such amounts are included in Expense Offsets reported in the Fund's Statement of Operations and in Note 4.

     (L) Earnings Credit Arrangements -- Credits are earned on positive cash balances maintained in custodian accounts. These credits serve to reduce the custodian's fees incurred by the Fund and are included in Expense Offsets reported in the Fund's Statement of Operations and in
          Note 4.

     (M) Securities Lending -- The Fund has entered into a Securities Lending Agreement (the "Agreement") with Deutsche Bank. Under the terms of the Agreement, the Fund may lend portfolio securities to qualified institutional borrowers in order to earn additional income. The Agreement requires that loans are collateralized at all times by cash equal to at least 102% of the market value of any loaned securities, plus accrued interest. At December 31, 2002, cash collateral received was invested in the Deutsche Daily Assets Fund.

          At December 31, 2002, Strong Discovery Fund II had securities with a market value of $7,319,526 on loan (included within Investments in the Statement of Assets and Liabilities) and had received $7,565,161 in collateral. Amounts earned as interest on investments of cash collateral, net of rebates and other securities lending expenses, are included in Interest in the Statement of Operations. For the year ended December 31, 2002, this securities lending income totaled $4,554.

          The primary risk associated with securities lending is if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons. The Fund could experience delays and costs in recovering securities loaned or in gaining access to the collateral.

     (N) Expenses -- The Fund and other affiliated Strong Funds contract for certain securities on a collective basis. The majority of the expenses are directly identifiable to an individual Fund. Expenses that are not readily identifiable to a specific Fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Funds.

--------------------------------------------------------------------------------
December 31, 2002

    (O) Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

    (P) Other -- Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts on the interest method.

3.  Related Party Transactions
    The Advisor provides investment advisory and related services to the Fund. Effective November 30, 2001, Strong Investor Services, Inc. (the "Administrator") provides shareholder recordkeeping and related services to the Fund. Certain officers and directors of the Fund are affiliated with the Advisor and Administrator. Investment advisory fees, which are established by terms of the advisory agreements, are based on an annualized rate of 1.00% of the average daily net assets of the Fund.

    The Fund's Advisor and or Administrator may voluntarily waive or absorb certain expenses at their discretion. Shareholder recordkeeping and related service fees are based on the lesser of various agreed-upon contractual percentages of the average daily net assets of the Fund or a contractually established rate for each participant account. The Administrator also allocates to the Fund certain charges or credits resulting from transfer agency banking activities based on the Fund's level of subscription and redemption activity. Transfer Agency Banking Charges allocated to the Fund by the Administrator, if any, are included in Other in the Fund's Statement of Operations. Transfer Agency Banking Credits allocated by the Administrator, if any, serve to reduce the shareholder servicing expenses incurred by the Fund and are included in Expense Offsets in the Fund's Statement of Operations and in Note 4. The Administrator is also compensated for certain other services related to costs incurred for reports to shareholders.

    The Fund may invest cash in money market funds sponsored and managed by the Advisor, subject to certain limitations. The terms of such transactions are identical to those of non-related entities.

    The amount payable to the Advisor or Administrator at December 31, 2002, shareholder servicing and other expenses paid to the Administrator, transfer agency banking credits and unaffiliated directors' fees for the year ended December 31, 2002 were $14,569, $152,287, $12,283 and $2,383, respectively.

4.  Expense Offsets
    Expense offsets during the year ended December 31, 2002 included earnings credits, directed brokerage credits and transfer agency banking credits of $3,085, $26,299 and $12,283, respectively.

5.  Line of Credit
    The Strong Funds have established a line of credit agreement ("LOC") with certain financial institutions, which expires October 10, 2003, to be used for temporary or emergency purposes, primarily for financing redemption payments. Combined borrowings among all participating Strong Funds are subject to a $350 million cap on the total LOC. For an individual Fund, borrowings under the LOC are limited to either the lesser of 15% of the market value of the Fund's total assets or any explicit borrowing limits in the Fund's prospectus. Principal and interest on each borrowing under the LOC are due not more than 45 days after the date of the borrowing. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.09% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds. There were minimal borrowings under the LOC during the year. At December 31, 2002, there were no borrowings by the Fund outstanding under the LOC.

6.  Investment Transactions
    The aggregate purchases and sales of long-term securities during the year ended December 31, 2002 were $380,633,851 and $400,987,020, respectively. There were no purchases or sales of long-term U.S. government securities during the year ended December 31, 2002.

7.  Income Tax Information
    At December 31, 2002, the cost of investments in securities for federal income tax purposes was $90,517,305. Net unrealized depreciation of securities was $3,634,898, consisting of gross unrealized appreciation and depreciation of $303,379 and $3,938,277, respectively. The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions. At December 31, 2002, distributable ordinary income and distributable long-term capital gains were $0 and $0, respectively.

--------------------------------------------------------------------------------

The tax components of dividends paid during the years ended December 31, 2002 and 2001, capital loss carryovers (expiring in varying amounts through 2010) as of December 31, 2002, and tax basis post-October losses as of December 31, 2002, which are not recognized for tax purposes until the first day of the following fiscal year, are:

                                                  2002 Income Tax Information                       2001 Income Tax Information
                             -----------------------------------------------------------------    -------------------------------
                               Ordinary          Long-Term        Net Capital                       Ordinary          Long-Term
                                Income         Capital Gains         Loss         Post-October       Income         Capital Gains
                             Distributions     Distributions      Carryovers         Losses       Distributions     Distributions
                             -------------     -------------      -----------     ------------    -------------     -------------
Strong Discovery Fund II        $--                 $--          $13,171,974        $957,849      $22,239,129         $2,298,960

For corporate shareholders in the Fund, the percentage of ordinary dividend income distributed for the year ended December 31, 2002, which is designated as qualifying for the dividends-received deduction, is 0.0% (unaudited).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
STRONG DISCOVERY FUND II
--------------------------------------------------------------------------------

                                                                                       Year Ended
                                                                    --------------------------------------------------
                                                                     Dec. 31,  Dec. 31,  Dec. 31,  Dec. 31,  Dec. 31,
Selected Per-Share Data/(a)/                                           2002      2001      2000      1999      1998
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                 $ 10.32    $11.88    $11.38    $12.72    $12.03

Income From Investment Operations:
   Net Investment Income (Loss)                                        (0.01)    (0.02)     0.08     (0.05)    (0.04)
   Net Realized and Unrealized Gains (Losses) on Investments           (1.23)     0.63      0.42      0.36      0.92
----------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                    (1.24)     0.61      0.50      0.31      0.88

Less Distributions:
   From Net Investment Income                                             --     (0.08)       --        --        --
   From Net Realized Gains                                                --     (2.09)       --     (1.65)    (0.19)
----------------------------------------------------------------------------------------------------------------------
   Total Distributions                                                    --     (2.27)       --     (1.65)    (0.19)
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                       $  9.08    $10.32    $11.88    $11.38    $12.72
======================================================================================================================
Ratios and Supplemental Data
----------------------------------------------------------------------------------------------------------------------
   Total Return                                                        -12.0%     +4.1%     +4.4%     +5.1%     +7.3%
   Net Assets, End of Period (In Millions)                           $    85    $  121    $  136    $  152    $  196
   Ratio of Expenses to Average Net Assets before Expense Offsets        1.2%      1.2%      1.3%      1.2%      1.2%
   Ratio of Expenses to Average Net Assets                               1.2%      1.2%      1.2%      1.1%      1.2%
   Ratio of Net Investment Income (Loss) to Average Net Assets          (0.1%)    (0.2%)     0.6%     (0.4%)    (0.3%)
   Portfolio Turnover Rate                                             416.6%    502.8%    479.6%    234.5%    194.0%

(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.

                       See Notes to Financial Statements.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of Strong Discovery Fund II:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments in securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strong Discovery Fund II (a series of Strong Variable Insurance Funds, Inc., hereafter referred to as the "Fund") at December 31, 2002, and the results of its operations, the changes in its net assets and its financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Milwaukee, Wisconsin
February 3, 2003

DIRECTORS AND OFFICERS
--------------------------------------------------------------------------------

Richard S. Strong (indicated below by an asterisk*) is deemed an "interested person" of the Fund as defined in the Investment Company Act of 1940 because of his controlling ownership in the Advisor's parent company, Strong Financial Corporation. Each officer and director holds the same position with the 28 registered open-end management investment companies consisting of 73 mutual funds ("Strong Funds").

*Richard S. Strong (DOB 5-12-42), Director of Strong Funds since 1981 and Chairman of the Board of the Strong Funds since October 1991.
  Mr. Strong has been a Director of the Advisor since September 1981; Chairman of the Advisor since October 1991; Chief Investment Officer of the Advisor since January 1996; Security Analyst and Portfolio Manager of the Advisor since 1985; Chief Executive Officer of the Advisor from 1974 to 1985; Chairman of Strong Financial Corporation (holding company) since May 2001; Director and Chairman of Strong Service Corporation (an investment advisor) since 1995; Director and Chairman of Strong Investor Services, Inc. (a transfer agent and administrator) since July 2001. Mr. Strong founded the Advisor in 1974 and has been in the investment management business since 1967.

Willie D. Davis (DOB 7-24-34), Director of Strong Funds since July 1994.
  Mr. Davis has been President and Chief Executive Officer of All Pro Broadcasting, Inc. since 1977; Director of Wisconsin Energy Corporation (formerly WICOR, Inc.) (a utility company) since 1990; Metro-Goldwyn-Mayer, Inc. (an entertainment company) since 1998; Bassett Furniture Industries, Inc. since 1997; Checker's Drive-In Restaurants, Inc. (formerly Rally's Hamburgers, Inc.) since 1994; Johnson Controls, Inc. (an industrial company) since 1992; MGM Mirage (formerly MGM Grand, Inc.) (an entertainment/ hotel company) since 1990; Dow Chemical Company since 1988; Kmart Corporation (a discount consumer products company) since 1985; Sara Lee Corporation (a food/consumer products company) since 1983; Alliance Bank since 1980; and Alliance Insurance (formerly the Fireman's Fund) (an insurance company) from 1975 to 1990; Trustee of the University of Chicago since 1980 and Marquette University since 1988.

Gordon B. Greer (DOB 2-17-32), Director of the Strong Funds since March 2002.
  Mr. Greer was Of Counsel for Bingham McCutchen LLP (a law firm previously known as Bingham Dana LLP) from 1997 to February 2002; Partner of Bingham McCutchen LLP from 1967 to 1997. On behalf of Bingham McCutchen, Mr. Greer provided representation to the Independent Directors of the Strong Funds from 1991 to February 2002. Bingham McCutchen has provided representation to the Independent Directors of the Strong Funds since 1991.

Stanley Kritzik (DOB 1-9-30), Director of the Strong Funds since January 1995 and Chairman of the Audit Committee of the Strong Funds since July 2000.
  Mr. Kritzik has been Partner of Metropolitan Associates since 1962; Director of Aurora Health Care since September 1987; Wisconsin Health Information Network since November 1997; and Health Network Ventures, Inc. from 1992 to April 2000; Member of the Board of Governors of Snowmass Village Resort Association from October 1999 until October 2002.

Neal Malicky (DOB 9-14-34), Director of the Strong Funds since December 1999.
  Mr. Malicky has been President Emeritus of Baldwin-Wallace College since July 2000; Chancellor of Baldwin-Wallace College from July 1999 to June 2000; President of Baldwin-Wallace College from July 1981 to June 1999; Director of Aspire Learning Corporation since June 2000; Trustee of Southwest Community Health Systems, Cleveland Scholarship Program, and The National Conference for Community and Justice until 2001; President of the National Association of Schools and Colleges of the United Methodist Church, Chairperson of the Association of Independent Colleges and Universities of Ohio, and Secretary of the National Association of Independent Colleges and Universities until 2001; former President of the Reserve Homeowners Association.

William F. Vogt (DOB 7-19-47), Director and Chairman of the Independent Directors Committee of the Strong Funds since January 1995.
  Mr. Vogt has been Senior Vice President of IDX Systems Corporation since June 2001; President of Vogt Management Consulting, Inc. from July 1990 to June 2001; Executive Director of University Physicians of the University of Colorado from April 1982 to June 1990; former Fellow of the American College of Medical Practice Executives.

--------------------------------------------------------------------------------

Susan A. Hollister (DOB 7-8-68), Vice President and Assistant Secretary of the Strong Funds since July 2000.
  Ms. Hollister has been Associate Counsel of Strong Financial Corporation since December 2001; Associate Counsel of the Advisor from July 1999 to December 2001; Assistant Executive Vice President and Assistant Secretary of the Advisor since November 2002; Assistant Secretary of Strong Investor Services, Inc. since November 2002; Assistant Executive Vice President of the Advisor from April 2001 to December 2001; Assistant Secretary of the Advisor from August 2000 to December 2001; Vice President of the Advisor from August 2000 to April 2001; Deposit Operations Supervisor for First Federal Savings Bank, LaCrosse - Madison from December 1993 to August 1996. From August 1996 to May 1999, Ms. Hollister completed a Juris Doctor at the University of Wisconsin Law School.

Richard W. Smirl (DOB 4-18-67), Vice President of the Strong Funds since February 2002 and Secretary of the Strong Funds since November 2001.
  Mr. Smirl has been Assistant Executive Vice President since December 2001; Secretary of the Advisor since November 2002; Assistant Secretary of the Advisor since December 2001; Senior Counsel of Strong Financial Corporation since December 2001; Senior Counsel of the Advisor from July 2000 to December 2001; General Counsel of Strong Investments, Inc. ("Distributor") since November 2001; Vice President, Secretary, and Chief Compliance Officer of the Distributor since July 2000; Lead Counsel of the Distributor from July 2000 to November 2001; Partner at Keesal, Young & Logan LLP (a law firm) from September 1999 to July 2000; Associate at Keesal, Young & Logan LLP from September 1992 to September 1999.

Gilbert L. Southwell III (DOB 4-13-54), Assistant Secretary of the Strong Funds since July 2001.
  Mr. Southwell has been Associate Counsel of Strong Financial Corporation since December 2002; Assistant Secretary of the Advisor since December 2002; Associate Counsel of the Advisor from April 2001 to December 2002; Partner at Michael, Best & Friedrich, LLP (a law firm) from October 1999 to March 2001; Assistant General Counsel of U.S. Bank, National Association (formerly Firstar Bank, N.A.) and/or certain of its subsidiaries from November 1984 to September 1999.

John W. Widmer (DOB 1-19-65), Treasurer of the Strong Funds since April 1999.
  Mr. Widmer has been Treasurer of the Advisor since April 1999; Assistant Secretary and Assistant Treasurer of Strong Financial Corporation since December 2001; Treasurer of Strong Service Corporation since April 1999; Treasurer and Assistant Secretary of Strong Investor Services, Inc. since July 2001; Manager of the Financial Management and Sales Reporting Systems department of the Advisor from May 1997 to April 1999; Accounting and Business Advisory Manager at Arthur Andersen LLP (Milwaukee office) from May 1992 to May 1997; Accountant at Arthur Andersen LLP from June 1987 to May 1992.

Thomas M. Zoeller (DOB 2-21-64), Vice President of the Strong Funds since October 1999.
  Mr. Zoeller has been Secretary of the Advisor since December 2001; Executive Vice President of the Advisor since April 2001; Chief Financial Officer of the Advisor since February 1998; Member of the Office of the Chief Executive of Strong Financial Corporation since May 2001; Chief Financial Officer and Treasurer of Strong Investments, Inc. since October 1993; Executive Vice President and Secretary of Strong Investor Services, Inc. since July 2001; Executive Vice President, Chief Financial Officer, and Secretary of Strong Service Corporation since December 2001; Treasurer of Strong Service Corporation from September 1996 to April 1999; Vice President of Strong Service Corporation from April 1999 to December 2001; Member of the Office of the Chief Executive of the Advisor from November 1998 until May 2001; Senior Vice President of the Advisor from February 1998 to April 2001; Treasurer and Controller of the Advisor from October 1991 to February 1998; Controller of the Advisor from August 1991 to October 1991; Assistant Controller of the Advisor from August 1989 to August 1991; Senior Accountant at Arthur Andersen LLP from September 1986 to August 1989.

  Except for Messrs. Davis, Kritzik, Vogt, and Malicky, the address of all of the Directors and Officers is P.O. Box 2936, Milwaukee, WI 53201. Mr. Davis's address is 161 North La Brea, Inglewood, CA 90301. Mr. Kritzik's address is 1123 North Astor Street, Milwaukee, WI 53202. Mr. Vogt's address is P.O. Box 7657, Avon, CO 81620. Mr. Malicky's address is 4608 Turnberry Drive, Lawrence, KS 66047.

  The statement of additional information contains additional information about fund directors and officers and is available without charge, upon request, by calling 1-800-368-3863.

NOTES
--------------------------------------------------------------------------------

NOTES
--------------------------------------------------------------------------------

This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only. Securities are offered through Strong Investments, Inc. RT30274 03-03




Strong Investments
P.O. Box 2936 | Milwaukee, WI 53201
www.Strong.com

--------------------------------------------------------------------------------

[STRONG LOGO]